Vanguard® Global ESG Select Stock Fund
Schedule of Investments (unaudited)
As of October 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (98.7%)
France (7.4%)
	Cie Generale des Etablissements Michelin SCA	1,218,588	38,928
	L'Oreal SA	92,548	38,622
	Schneider Electric SE	106,668	30,393
			107,943
Hong Kong (3.0%)
	AIA Group Ltd.	4,560,316	44,375
Japan (6.2%)
	Recruit Holdings Co. Ltd.	824,069	40,864
	Mitsubishi UFJ Financial Group Inc.	2,025,228	30,592
	Nomura Research Institute Ltd.	518,433	20,018
			91,474
Netherlands (9.9%)
	ASML Holding NV	56,741	59,993
	DSM-Firmenich AG	400,158	32,616
	ING Groep NV	1,194,166	29,818
	Wolters Kluwer NV	188,089	23,057
			145,484
Singapore (2.5%)
	DBS Group Holdings Ltd.	895,184	37,063
Spain (3.7%)
	Industria de Diseno Textil SA	994,961	54,942
Taiwan (4.2%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,281,316	61,964
United Kingdom (3.8%)
	National Grid plc	2,261,238	33,905
	Compass Group plc	651,610	21,568
			55,473
United States (58.0%)
	Microsoft Corp.	199,125	103,109
	Merck & Co. Inc.	674,269	57,974
	Visa Inc. Class A	162,773	55,463
	Prologis Inc.	416,931	51,737
	Northern Trust Corp.	376,175	48,402
*	Edwards Lifesciences Corp.	531,476	43,820
	Accenture plc Class A	172,274	43,086
	Procter & Gamble Co.	278,806	41,924
*	Arista Networks Inc.	256,394	40,431
	Home Depot Inc.	106,114	40,280
	Weyerhaeuser Co.	1,489,119	34,250
*	ServiceNow Inc.	37,167	34,167
	M&T Bank Corp.	183,076	33,662
	Deere & Co.	72,117	33,291
	Marriott International Inc. Class A	124,077	32,332
	Danaher Corp.	144,506	31,124
	Texas Instruments Inc.	180,885	29,206
	Automatic Data Processing Inc.	109,586	28,525
	Progressive Corp.	125,268	25,805
*	Cadence Design Systems Inc.	70,481	23,871
	Trane Technologies plc	43,445	19,492
			851,951
Total Common Stocks (Cost $1,089,929)			1,450,669

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[1]	Vanguard Market Liquidity Fund (Cost $11,213)	4.141%	112,125	11,213
Total Investments (99.4%) (Cost $1,101,142)				1,461,882
Other Assets and Liabilities—Net (0.6%)				8,232
Net Assets (100%)				1,470,114
Cost is in $000.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of October 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	851,951	—	—	851,951
Common Stocks—Other	—	598,718	—	598,718
Temporary Cash Investments	11,213	—	—	11,213
Total	863,164	598,718	—	1,461,882